Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             15
         Statement of Assets and Liabilities                           16
         Statement of Operations                                       17
         Statements of Changes in Net Assets                           18
         Notes to Financial Statements                                 19





Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth & Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.








USAA Family of Funds Summary

      Fund                                                        Minimum
   Type/Name                 Volatility                          Investment
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
 Aggressive Growth           Very high                              $3,000
 Emerging Markets            Very high                              $3,000
 First Start Growth          Moderate to high                       $3,000
 Gold                        Very high                              $3,000
 Growth                      Moderate to high                       $3,000
 Growth & Income             Moderate                               $3,000
 International               Moderate to high                       $3,000
 S&P 500(Registered
   Trademark) Index          Moderate                               $3,000
 Science & Technology        Very high                              $3,000
 Small Cap Stock             Very high                              $3,000
 World Growth                Moderate to high                       $3,000
--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
 Balanced Strategy           Moderate                               $3,000
 Cornerstone Strategy        Moderate                               $3,000
 Growth and Tax Strategy     Moderate                               $3,000
 Growth Strategy             Moderate to high                       $3,000
 Income Strategy             Low to moderate                        $3,000
--------------------------------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------------------------------
 GNMA                        Low to moderate                        $3,000
 High-Yield Opportunities    High                                   $3,000
 Income                      Moderate                               $3,000
 Income Stock                Moderate                               $3,000
 Intermediate-Term Bond      Low to moderate                        $3,000
 Short-Term Bond             Low                                    $3,000
--------------------------------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------------------------------
 Long-Term                   Moderate                               $3,000
 Intermediate-Term           Low to moderate                        $3,000
 Short-Term                  Low                                    $3,000
 State Bond Income           Moderate                               $3,000
--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------
 Money Market                Very low                               $3,000
 Tax Exempt Money Market     Very low                               $3,000
 Treasury Money Market
    Trust                    Very low                               $3,000
 State Money Market          Very low                               $3,000
--------------------------------------------------------------------------------


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD,  MICHAEL J.C. ROTH,
 CFA, APPEARS HERE]

Year 2000 Readiness Disclosure

As we rapidly approach the year 2000, an interesting market picture is emerging. Many of our shareholders have had questions about the "year 2000 problem," and we have spent a lot of time, energy, and money on it. We believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We also believe that we -- and your funds -- are not alone in that effort. I always like to look at what the market tells us about such things.

Many dire predictions have been around for years now. Last summer, I asked some business associates for the names of some systems people at major financial firms to whom I could speak about Y2K. One of these was the head of the effort at a major credit card institution. He was more dire in his outlook than anyone else I spoke to. One prediction was, "By the second quarter of 1999, the federal government will intervene in the financial markets and the banking system because of the spreading panic." It is mid-September. The financial markets are choppy because Fed Chairman Greenspan keeps talking about inflation, but so far, no panic. Not even a hint. As for other predictions, we find that the Y2K problem is being taken very seriously by firms with which we do business or with whom we invest. We cannot assure that nothing will go wrong, but we are quite sure that these firms have made a serious effort to confront it, just as we have. As an added safeguard, we've developed, and continue to test, contingency plans designed to help ensure continuous service in the event of a Y2K problem.

Early January will be very interesting. I have cancelled all employee vacations from mid-December through mid-January. We will be here for you. Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. With patience, because we expect heavy phone traffic in general, you should be able to reach us. We will also have our voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."


Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.








Investment Review

USAA GROWTH & INCOME FUND

OBJECTIVE: Capital growth and current income.

TYPES OF INVESTMENTS: Invests principally in dividend-paying equity securities.

--------------------------------------------------------------------------------
                                          7/31/98               7/31/99
================================================================================
  Net Assets                           $1,078.6 Million     $1,136.3 Million
  Net Asset Value Per Share                 $18.88               $20.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns as of 7/31/99
================================================================================
      1 Year               5 Years              Since Inception on 6/1/93
      15.53%               19.67%                        16.71%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.








                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund, the S&P 500 Index, and the Lipper Growth & Income Funds Average for the period of 06/01/93 through 07/31/99. The data points from the graph are as follows:


                   USAA Growth                               Lipper Growth &
                  & Income Fund        S&P 500 Index      Income Funds Average
                  -------------        -------------      --------------------
06/01/93             $10,000              $10,000                $10,000
07/93                  9,930                9,989                 10,034
01/94                 10,865               10,883                 10,974
07/94                 10,566               10,503                 10,564
01/95                 10,751               10,940                 10,721
07/95                 12,711               13,242                 12,736
01/96                 14,290               15,165                 14,244
07/96                 14,576               15,433                 14,484
01/97                 17,895               19,158                 17,542
07/97                 21,382               23,476                 20,952
01/98                 21,449               24,312                 21,480
07/98                 22,449               28,008                 23,476
01/99                 23,693               32,215                 25,293
07/99                 25,935               33,666                 26,730

Data since inception on 6/1/93 through 7/31/99

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the S&P 500 Index and the Lipper Growth & Income Funds Average. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Growth & Income Funds Average is an average of all growth and income funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.








Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER: R. DAVID ULLOM, CFA, APPEARS HERE]

INTRODUCTION

Perhaps it is a major understatement to describe the investment climate over the latest 12 months as interesting, but this is the best way we can categorize the volatility in the major U.S. equity markets. Although the market, as measured by the S&P 500, had a return of 20.20% over this time period, these gains were all the more notable given the significant drop of 9.0% in August and September of 1998. Fueling the market's correction at that time was the fear of a global economic collapse set off by economic turmoil in Southeast Asia and Latin America. Nevertheless, strong leadership by the Federal Reserve Board, continued low inflation, and a strong economy at home enabled United States markets to recover by the end of December as the market once again began reaching new highs.

Until early in 1999, this recovery was concentrated among larger-capitalization growth companies where investors sought liquidity and safety. However, as it became apparent that economies in Southeast Asia and Latin America were improving, broader sectors of the market began participating in this recovery. In particular, cyclical and commodity-oriented companies briefly outperformed the market averages, especially in April, as global demand for commodities seemed to have bottomed.

PERFORMANCE
At the start of the last fiscal year, we made some tactical modifications to your Fund. We used the correction in the market at that time as an opportunity to diversify the Fund into leading technology and consumer staples stocks, while reducing the exposure to capital goods and consumer cyclicals. For the 12-month period ended July 31, 1999, your Fund's total return was 15.53% versus the Lipper Growth & Income Fund Average of 14.11%.

While we did make the above-mentioned changes, the Fund was still positioned to benefit from renewed economic growth in Southeast Asia and Latin America. This is evidenced by the fact that the largest contributors to the performance of the Fund for the fiscal year included weightings in basic materials (Alcoa and Weyerhaeuser), and communication services (Sprint, GTE Corp., and Bell Atlantic). Also, our holdings in technology greatly aided our performance.

Detractors from performance over the period included investments in consumer cyclicals (Ford, Lear Corp., and American Greetings Corp.), financials (banks and diversified financials), and health care (American Home Products and Merck). The poor relative performance of banks and consumer staple issues can be attributed to concerns over rising interest rates in the United States. The shares of health care companies have been hit by concerns over both the administration's and Congress' plans for Medicare reform and drug purchasing by the government. However, we believe the government's role in drug purchasing will not have a long-term detrimental impact on pharmaceutical companies.

OUTLOOK AND PROSPECTS
Investment analysis and portfolio management are, by nature, not an exact science. As such, we are required to make decisions based on our objective and subjective assessment of events. Underlying these judgements is our philosophy of purchasing stocks that are selling at less than their intrinsic value. However, certain segments of today's equity markets do not appear to provide the rationality and stability necessary to assign reliable intrinsic values. Thus we have purposely avoided direct investments in areas such as Internet companies where the relationship between intrinsic values and share prices appears irrational.

We continue to manage the USAA Growth & Income Fund by selecting the stocks of companies that have demonstrated sound management, offer an attractive valuation, and have a strong outlook for earnings and cash flow growth. Also, we continue to use various quantitative and qualitative tools to determine the intrinsic value of companies whose stock we might purchase.




Past performance is no guarantee of future results.

Refer to the bottom of page 4 for the Lipper Average definition.








------------------------------------        ------------------------------------
     Top 10 Equity Holdings                              Top 10 Industries
        (% of Net Assets)                                (% of Net Assets)
------------------------------------        ------------------------------------

  Bell Atlantic                  2.3        Telephones                       5.0
  Morgan Stanley, Dean Witter,              Finance - Diversified            5.0
   Discover & Co.                2.3        Drugs                            4.6
  Alcoa                          2.2        Health Care - Diversified        4.3
  Microsoft                      2.2        Computer - Hardware              3.4
  Bausch & Lomb                  2.0        Oil - International Integrated   3.2
  Pharmacia & Upjohn             2.0        Telecommunications - Long
  Intel                          1.9         Distance                        3.1
  Cisco Systems                  1.9        Retail - General Merchandising   3.0
  Lear Corp.                     1.9        Computer Software & Service      2.9
  American International Group   1.8        Aerospace/Defense                2.9
------------------------------------        ------------------------------------


See page 10 for a complete listing of the Portfolio of Investments.








               PORTFOLIO INVESTMENT DIVERSIFICATION
                          JULY 31, 1999

A pie chart is shown here illustrating the Portfolio Investment Diversification as of July 31, 1999 for the USAA Growth & Income Fund to be:

Financial - 13.5%; Health Care - 12.6%; Technology - 15.5%; Transportation - 1.5%; Communications Services - 8.1%; Utilities - 1.9%; Basic Materials - 5.3%; Capital Goods - 11.7%; Consumer Cyclicals - 10.1%; Consumer Staples - 9.3%; and Energy - 6.9%.

Percentages  are of the net  assets  in the  portfolio  and may or may not equal
100%.








Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                     Ordinary income                $ .2734 *
                     Long-term capital gains          .7958
                                                    -------
                        Total                       $1.0692
                                                    =======

93.98% of ordinary income distributions qualify for deduction by corporations.



* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.








Independent Auditors' Report

KPMG


The Shareholders and Board of Directors
USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Growth & Income Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                     KPMG LLP


San Antonio, Texas
September 3, 1999








USAA GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS

July 31, 1999

                                                                        Market
 Number                                                                  Value
of Shares                        Security                                (000)
--------------------------------------------------------------------------------

                              COMMON STOCKS (96.4%)
            Aerospace/Defense (2.9%)
  420,000   B.F. Goodrich Co.                                         $   17,430
  345,000   Boeing Co.                                                    15,654
                                                                      ----------
                                                                          33,084
                                                                      ----------
            Aluminum (2.2%)
  410,000   Alcoa, Inc.                                                   24,549
                                                                      ----------
            Automobiles (1.3%)
  305,000   Ford Motor Co.                                                14,831
                                                                      ----------
            Auto Parts (2.1%)
  201,900   Intermet Corp.                                                 2,297
  440,000   Lear Corp.*                                                   21,010
                                                                      ----------
                                                                          23,307
                                                                      ----------
            Banks - Major Regional (1.4%)
  200,000   Bank of Boston Corp.                                           9,387
  165,000   SouthTrust Corp.                                               6,064
                                                                      ----------
                                                                          15,451
                                                                      ----------
            Banks - Money Center (2.6%)
  215,004   Bank of America Corp.                                         14,271
  200,000   Chase Manhattan Corp.                                         15,375
                                                                      ----------
                                                                          29,646
                                                                      ----------
            Beverages - Alcoholic (1.5%)
  215,000   Anheuser-Busch Companies, Inc.                                16,972
                                                                      ----------
            Beverages - Nonalcoholic (1.7%)
  170,000   Coca-Cola Co.                                                 10,253
  400,000   Pepsi Bottling Group, Inc.                                     9,450
                                                                      ----------
                                                                          19,703
                                                                      ----------
            Chemicals (1.2%)
   96,900   Lyondell Petrochemical Co.                                     1,768
  512,700   Millennium Chemicals, Inc.                                    12,049
                                                                      ----------
                                                                          13,817
                                                                      ----------
            Chemicals - Diversified (0.3%)
   55,000   FMC Corp.*                                                     3,836
                                                                      ----------
            Communication Equipment (1.5%)
  265,224   Lucent Technologies, Inc.                                     17,256
                                                                      ----------
            Computer - Hardware (3.4%)
  165,000   Hewlett-Packard Co.                                           17,274
  166,000   IBM Corp.                                                     20,864
                                                                      ----------
                                                                          38,138
                                                                      ----------
            Computer - Networking (1.9%)
  345,000   Cisco Systems, Inc.*                                          21,433
                                                                      ----------

            Computer Software & Service(2.9%)
  285,000   Microsoft Corp.*                                              24,456
  235,000   Oracle Corp.*                                                  8,945
                                                                      ----------
                                                                          33,401
                                                                      ----------
            Consumer Jewelry and Novelties - Miscellaneous (1.0%)
  382,500   American Greetings Corp. "A"                                  11,236
                                                                      ----------
            Containers - Metals & Glass (1.3%)
  308,000   Ball Corp.                                                    14,919
                                                                      ----------
            Drugs (4.6%)
  304,000   Merck & Co., Inc.                                             20,577
  255,000   Pfizer, Inc.                                                   8,654
  425,000   Pharmacia & Upjohn, Inc.                                      22,870
                                                                      ----------
                                                                          52,101
                                                                      ----------
            Electric Utilities (1.9%)
  271,400   Pacific Gas & Electric Co.                                     8,583
  460,000   Reliant Energy, Inc.                                          12,621
                                                                      ----------
                                                                          21,204
                                                                      ----------
            Electrical Equipment (2.0%)
  176,000   General Electric Co.                                          19,184
   61,000   Rockwell International Corp.                                   3,588
                                                                      ----------
                                                                          22,772
                                                                      ----------
            Electronics - Semiconductors (1.9%)
  316,000   Intel Corp.                                                   21,804
                                                                      ----------
            Entertainment (0.7%)
  280,000   Walt Disney Co.                                                7,735
                                                                      ----------
            Equipment - Semiconductors (1.4%)
  225,000   Applied Materials, Inc.*                                      16,186
                                                                      ----------
            Finance - Consumer (1.0%)
  180,000   PMI Group, Inc.                                               11,509
                                                                      ----------
            Finance - Diversified (5.0%)
  390,788   Associates First Capital Corp. "A"                            14,972
  360,000   Citigroup, Inc.                                               16,042
  285,000   Morgan Stanley, Dean Witter, Discover & Co.                   25,686
                                                                      ----------
                                                                          56,700
                                                                      ----------
            Foods (2.1%)
  225,000   Nabisco Group Holding Corp.                                    4,219
  120,000   Nabisco Holdings Corp.                                         4,995
  504,600   Ralston Purina Group                                          15,106
                                                                      ----------
                                                                          24,320
                                                                      ----------
            Health Care - Diversified (4.3%)
  388,000   American Home Products Corp.                                  19,788
  242,700   Bristol-Myers Squibb Co.                                      16,140
  145,000   Johnson & Johnson, Inc.                                       13,358
                                                                      ----------
                                                                          49,286
                                                                      ----------
            Health Care - HMOs (1.7%)
  192,000   Aetna, Inc.                                                   15,744
   50,000   Pacificare Health Systems, Inc. "A"*                           3,409
                                                                      ----------
                                                                          19,153
                                                                      ----------
            Household Products (2.8%)
  329,000   Kimberly-Clark Corp.                                          20,069
  125,000   Procter & Gamble Co.                                          11,312
                                                                      ----------
                                                                          31,381
                                                                      ----------
            Insurance - Life/Health (0.4%)
  160,000   Stancorp Financial Group, Inc.*                                4,040
                                                                      ----------
            Insurance - Multi-Line Companies (1.8%)
  180,000   American International Group, Inc.                            20,902
                                                                      ----------
            Insurance - Property/Casualty (0.8%)
  286,500   Everest Reinsurance Holdings, Inc.                             8,953
                                                                      ----------
            Leisure Time (1.5%)
  625,000   Brunswick Corp.                                               17,109
                                                                      ----------
            Lodging/Hotel (0.2%)
   69,000   Starwood Hotels & Resorts Worldwide, Inc.                      1,863
                                                                      ----------
            Machinery - Diversified (1.1%)
  313,000   Deere & Co.                                                   11,972
                                                                      ----------
            Manufacturing - Diversified Industries (2.4%)
  144,000   Eaton Corp.                                                   14,247
  301,500   Hillenbrand Industries, Inc.                                  13,549
                                                                      ----------
                                                                          27,796
                                                                      ----------
            Manufacturing - Specialized (1.9%)
   64,800   APTAR Group, Inc.                                              1,875
  330,000   Avery Dennison Corp.                                          20,254
                                                                      ----------
                                                                          22,129
                                                                      ----------
            Medical Products & Supplies (2.0%)
  320,000   Bausch & Lomb, Inc.                                           22,980
                                                                      ----------
            Oil - Domestic Integrated (1.2%)
  700,000   Occidental Petroleum Corp.                                    13,694
                                                                      ----------
            Oil - International Integrated (3.2%)
  240,000   Exxon Corp.                                                   19,050
  280,000   Royal Dutch Petroleum Co. ADR                                 17,080
                                                                      ----------
                                                                          36,130
                                                                      ----------
            Oil & Gas - Drilling/Equipment (0.9%)
  420,000   Helmerich & Payne, Inc.                                       10,736
                                                                      ----------
            Oil & Gas - Exploration & Production (1.6%)
  420,000   Apache Corp.                                                  17,824
                                                                      ----------
            Paper & Forest Products (1.6%)
  164,000   Jefferson Smurfit Group plc ADR                                4,746
  210,000   Weyerhaeuser Co.                                              13,584
                                                                      ----------
                                                                          18,330
                                                                      ----------
            Photography - Imaging (1.2%)
  268,000   Xerox Corp.                                                   13,065
                                                                      ----------
            Railroads/Shipping (1.5%)
  580,000   Norfolk Southern Corp.                                        16,965
                                                                      ----------
            Retail - Department Stores (1.0%)
  270,000   J.C. Penney Company, Inc.                                     11,813
                                                                      ----------
            Retail - General Merchandising (3.0%)
  450,000   Sears, Roebuck & Co.                                          18,225
  380,000   Wal-Mart Stores, Inc.                                         16,055
                                                                      ----------
                                                                          34,280
                                                                      ----------
            Savings & Loan Holding Co. (0.6%)
  200,000   Washington Mutual, Inc.                                        6,863
                                                                      ----------
            Services - Data Processing (1.3%)
  300,000   First Data Corp.                                              14,869
                                                                      ----------
            Telecommunications - Long Distance (3.1%)
  172,500   AT&T Corp.                                                     8,959
  120,000   MCI WorldCom, Inc.*                                            9,900
  311,800   Sprint Corp.                                                  16,116
                                                                      ----------
                                                                          34,975
                                                                      ----------
            Telephones (5.0%)
  413,000   Bell Atlantic Corp.                                           26,329
  260,000   GTE Corp.                                                     19,159
  200,000   SBC Communications Corp.                                      11,437
                                                                      ----------
                                                                          56,925
                                                                      ----------
            Tobacco (0.5%)
  160,000   Philip Morris Cos., Inc.                                       5,960
                                                                      ----------
            Total common stocks (cost: $782,103)                       1,095,903
                                                                      ----------
  Principal
   Amount
   (000)
-------------                  SHORT-TERM (3.2%)

            Commercial Paper
  $17,387   Ford Credit Europe, 5.01%, 8/02/1999                          17,382
   18,421   Prudential Funding Corp., 4.96%, 8/03/1999                    18,413
                                                                      ----------
            Total short-term (cost: $35,795)                              35,795
                                                                      ----------
            Total investments (cost: $817,898)                        $1,131,698
                                                                      ==========







USAA GROWTH & INCOME FUND

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1999



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing



See accompanying notes to financial statements.








USAA GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1999



ASSETS
   Investments in securities, at market value
     (identified cost of $817,898)                                   $ 1,131,698
   Cash                                                                      189
   Receivables:
      Capital shares sold                                                  1,097
      Dividends                                                            1,242
      Securities sold                                                      3,665
                                                                     -----------
         Total assets                                                  1,137,891
                                                                     -----------
LIABILITIES
   Securities purchased                                                      289
   Capital shares redeemed                                                   471
   USAA Investment Management Company                                        595
   USAA Transfer Agency Company                                               78
   Accounts payable and accrued expenses                                     119
                                                                     -----------
         Total liabilities                                                 1,552
                                                                     -----------
            Net assets applicable to capital shares outstanding      $ 1,136,339
                                                                     ===========

REPRESENTED BY:
   Paid-in capital                                                   $   790,997
   Accumulated undistributed net investment income                           371
   Accumulated net realized gain on investments                           31,171
   Net unrealized appreciation of investments                            313,800
                                                                     -----------
            Net assets applicable to capital shares outstanding      $ 1,136,339
                                                                     ===========
   Capital shares outstanding                                             55,616
                                                                     ===========
   Authorized shares of $.01 par value                                   110,000
                                                                     ===========
   Net asset value, redemption price, and offering price per share   $     20.43
                                                                     ===========



See accompanying notes to financial statements.








USAA GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1999


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $87)                  $ 16,973
      Interest                                                             1,379
                                                                        --------
         Total income                                                     18,352
                                                                        --------
   Expenses:
      Management fees                                                      6,300
      Transfer agent's fees                                                2,405
      Custodian's fees                                                       173
      Postage                                                                361
      Shareholder reporting fees                                              35
      Directors' fees                                                          4
      Registration fees                                                       74
      Professional fees                                                       34
      Other                                                                   13
                                                                        --------
         Total expenses                                                    9,399
                                                                        --------
            Net investment income                                          8,953
                                                                        --------
Net realized and unrealized gain on investments:
   Net realized gain                                                      33,577
   Change in net unrealized appreciation/depreciation                    107,533
                                                                        --------
            Net realized and unrealized gain                             141,110
                                                                        --------
Increase in net assets resulting from operations                        $150,063
                                                                        ========



See accompanying notes to financial statements.








USAA GROWTH & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,



                                                            1999          1998
                                                      --------------------------

From operations:
   Net investment income                              $    8,953     $   10,648
   Net realized gain on investments                       33,577         61,498
   Change in net unrealized
     appreciation/depreciation of
     investments                                         107,533        (29,399)
                                                      --------------------------
      Increase in net assets resulting
        from operations                                  150,063         42,747
                                                      --------------------------
Distributions to shareholders from:
   Net investment income                                  (9,064)       (10,736)
                                                      --------------------------
   Net realized gains                                    (51,105)       (31,222)
                                                      --------------------------
From capital share transactions:
   Proceeds from shares sold                             224,323        394,483
   Shares issued for dividends reinvested                 58,888         41,090
   Cost of shares redeemed                              (315,355)      (182,865)
                                                      --------------------------
      Increase (decrease) in net assets from
         capital share transactions                      (32,144)       252,708
                                                      --------------------------
Net increase in net assets                                57,750        253,497
Net assets:
   Beginning of period                                 1,078,589        825,092
                                                      --------------------------
   End of period                                      $1,136,339     $1,078,589
                                                      ==========================
Accumulated undistributed net investment
   income: End of period                              $      371     $      483
                                                      ==========================
Change in shares outstanding:
   Shares sold                                            12,107         20,627
   Shares issued for dividends reinvested                  3,690          2,240
   Shares redeemed                                       (17,319)        (9,507)
                                                      --------------------------
      Increase (decrease) in shares
        outstanding                                       (1,522)        13,360
                                                      ==========================



See accompanying notes to financial statements.








USAA GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of thirteen separate funds. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund). The Fund's investment objective is capital growth and current income. USAA Investment Management Company (the Manager) seeks to achieve the Fund's objective by investing its assets primarily in dividend paying equity securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase paid-in-capital by approximately $1,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 1999.

(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1999, were $250.0 million and $343.4 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1999, was $334.8 million and $21.0 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .60% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1999, was $50,000.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) YEAR 2000 (unaudited)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                                   Year Ended July 31,
                            ------------------------------------------------------------
                                1999        1998         1997       1996          1995
                            ------------------------------------------------------------
Net asset value at
  beginning
  of period                 $    18.88   $    18.85    $  13.46   $  12.07      $  10.36
Net investment income              .16          .21         .23        .24(a)        .24(a)
Net realized and
   unrealized gain                2.46          .69        5.84       1.51          1.81
Distributions from net
   investment income              (.16)        (.21)       (.23)      (.23)         (.23)
Distributions of realized
   capital gains                  (.91)        (.66)       (.45)      (.13)         (.11)
                            ------------------------------------------------------------
Net asset value at
   end of period            $    20.43   $    18.88    $  18.85   $  13.46      $  12.07
                            ============================================================
Total return (%) *               15.53         4.99       46.69      14.68         20.30
Net assets at end
   of period (000)          $1,136,339   $1,078,589    $825,092   $371,801      $208,490
Ratio of expenses
   to average
   net assets (%)                  .89          .85         .89        .95          1.01
Ratio of net investment
   income to average
   net assets (%)                  .85         1.07        1.50       1.84          2.21
Portfolio turnover (%)           24.53        29.38       14.67      16.13         19.45

  *Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a)Calculated using weighted average shares.

















DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J. C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas  78288

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts  02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts  02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas  78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA ToughLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777